Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS (I) NOT MATERIAL AND (II) OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CHANGE REQUEST No. 19 (“CR #19”) to SOW No. 1

WHEREAS, Verizon Sourcing LLC, on behalf of itself and for the benefit of their Affiliates (individually and collectively, “Verizon”) and Synchronoss Technologies, Inc. (“Supplier” or “Synchronoss”) are Parties to an Application Service Provider Agreement dated April 1, 2013, as amended, with the contract number [****] (the “Agreement”); and
WHEREAS, the Parties have entered into Authorization Letters and Statements of Work under the Agreement (collectively, the “SOWs”) as follows:
(a)Statement of Work No. 1 (Schedule No. 1 to Authorization Letter # No. 1 attached to the Agreement), as amended (number [****]) (the “SOW No. 1”),
(b)Statement of Work No. 2 (Schedule No. 1 to Authorization Letter # No. 2 providing mobile content transfer functionality) (number [****]) as amended (the “SOW No. 2”) (which is terminated and no longer in effect),
(c)Statement of Work No. 3 (Schedule No. 1 to Authorization Letter # No. 3, providing interfaces to the services [****]) (number [****]) (the “SOW No. 3”),
(d)Statement of Work No. 4 (Schedule No. 1 to Authorization Letter # No. 4, “Montana Platform”) (number [****]), as amended (the “SOW No. 4”),
(e)Statement of Work No. 5 (Schedule No. 1 to Authorization Letter # No. 5, providing an API Program License) (number [****]), as amended (the “SOW No. 5”),
(f)Statement of Work No. 6 (Schedule No. 1 to Authorization Letter # No. 6, “Cloud API Professional Service”) (number [****]), as amended (the “SOW No. 6”),
(g)Statement of Work No. 7 (Schedule No. 1 to Authorization Letter #7, “Network Contact Software and Support Service”) (number [****]) (the “SOW No. 7”),
(h)Statement of Work No. 8 (Schedule No. 1 to Authorization Letter #8, “Software Release”) (number [****]) (the “SOW No. 8”), and
(i)Statement of Work No. 9 (Schedule No. 1 to Authorization Letter #9, Statement of Work No. 9 to the Agreement – “[****]”) (number [****]), as amended (the “SOW No. 9”).
WHEREAS, the Parties wish to further amend SOW No. 1 to:
(a)Modify and extend the Term of SOW No. 1 and modify terms relating to termination for convenience and renewal of SOW No. 1; and
(b)add terms and conditions pertaining to pricing under SOW No. 1.

THERFORE, the Parties hereby agree to amend SOW No. 1 as follows:

A.Replace Section 1.3 (Term) of SOW No. 1 in its entirety with the following:

“This SOW No. 1 is made and entered into as of the date of execution by the last signing Party, however takes retroactive effect to and including December 20, 2013, and shall continue until June 30, 2030 (the “Extended Term”). Thereafter, this SOW No. 1 shall automatically renew for up to two (2) additional two (2) year periods (each a “Renewal Term”), unless (i) Verizon provides Synchronoss with written notice of its intent not to renew [****] prior to the end of the then-current Extended Term or Renewal Term or this SOW No. 1 is terminated in accordance with the Agreement. The “Term” of this SOW No. 1 shall be the Extended Term, together with Renewal Term(s), if any. For the avoidance of doubt, the license term of the Software under Section 5.2 of the Agreement shall be the Term of this SOW No. 1.”

B.Effective as of the CR#19 Effective Date, Section 4.6 (Termination for Convenience) of SOW No. 1, as amended, is deleted in its entirety and replaced with the new Section 4.6 (Termination for Convenience) below.

“4.6     Termination for Convenience

4.6.1     Verizon may, upon [****] prior written notice to Supplier, terminate this SOW No. 1, in whole or in part, for its convenience, provided that Verizon may not deliver such notice earlier than [****]. Unless Verizon pays the [****], in connection with release of the Escrow Materials pursuant to the terms thereof, Billed Sub Minimum, as set forth in Table 4.2a, shall continue to apply upon Verizon’s notice of termination for convenience to Supplier until the later of (a) the effective date of such termination or (b) the end of the Transition Services, if any.   Supplier may not terminate until after the Extended Term (as set forth in Section 1.3), upon providing no less [****] prior written notice to Verizon.
4.6.2 Transition Services

Without limiting Verizon’s right to invoke [****]Services under the terms of the Agreement, in the event Verizon exercises its right to terminate for convenience in accordance with Section 4.6.1 above or Supplier materially breaches the Agreement and/or this SOW No. 1 and Verizon terminates the SOW pursuant to Section 17 of the Agreement, the Parties agree to develop a plan for Transition Services consistent with Section 17.6 of the Agreement which will include mutually agreeable fees payable by Verizon to Supplier for such Transition Services. For clarity, where migration Services are provided prior to the effective date of termination using Supplier Professional Services staff that provide [****] Software release support Services (i.e., through the regular course of business), such Services shall contribute to attainment of any applicable Annual PS Minimum (as hereinafter defined). Supplier will only be responsible for the Transition Services provided by Supplier to Verizon to assist Verizon in transitioning to a Verizon internal platform or to a third-party supplier of Verizon, at Verizon’s discretion.”

C.Effective as of the CR#19 Effective Date, Section 4 (Fees and Charges) of SOW No. 1, as amended, is amended to add a new subsection 4.8 to Section 4 as set forth below.

“4.8    Fixed Fees

During the [****], prices in Section 4 are [****]. For clarity, Supplier shall have the right to [****] the prices in Section 4 in [****]in an amount [****] of i) [****] of the prices charged to Verizon for the [****], as applicable, and ii) the [****]in the most recent consumer price index. For the avoidance of doubt, any such [****] to any Software or Services provided by Supplier prior to the effective date of such [****].”

D.Effective as of the CR#19 Effective Date, Section 4 (Fees and Charges) of SOW No. 1, as amended, is amended to add a new subsection 4.9 to Section 4 as set forth below.

“4.9    Most Favored Pricing

Supplier represents that the prices ([****]) that Supplier charges Verizon under this Section 4 when considered together with all other material terms impacting the costs of providing products and services hereunder shall be no less favorable than those provided by Supplier to any Comparable Supplier Customer, at similar volume levels and, for entities other than [****], adoption rate assumptions used in strategy for developing pricing (such prices hereinafter referred to as “Comparable Pricing”). As used herein, a “Comparable Supplier Customer” is a customer of Supplier that (a) uses any Supplier [****]solution that provides [****]services, and having the [****]products and services provided to Verizon under SOW No. 1; and (b) where such features and functionality are used by such customer in the United States in support of services offered by such customer to their customers in the United States. The determination of a Comparable Supplier Customer shall not factor in or apply to (i) any Supplier customer agreement that uses the Software to support an offering to the [****] consumer market or any Affiliate of Verizon, (ii) any Supplier agreement with any entity where such agreement was acquired via (a) a merger of Supplier with a third party, (b) Supplier acquisition of or by a third party, or (c) purchase of assets of a third party where such event occurs after June 30, 2023, solely to the extent that (x) Supplier continues to offer services or features that are the same or substantially similar to those provided to Verizon under SOW No. 1 (“Comparable Services”) to such entities under the existing terms of such agreements, independent of the Service offerings that Supplier currently provides to Verizon under SOW No. 1 and/or such service offerings or features are not incorporated by Supplier into Comparable Services, and (y) Supplier is bound to continue to offer pricing to customers as set forth in such agreement(s) including in connection with any renewals thereof; or (iii) are not providers of telecommunications or otherwise offers products and services that currently or in the future compete with Verizon primary products and services or other products and services that generate material revenue for Verizon. Notwithstanding the foregoing, unless (y) above applies, the exclusions described in subpart (ii) above shall only apply until such time that Supplier renews the terms of such agreements, to the extent that pricing and terms under such renewal applies to Comparable Services. As used in this section, [****] shall mean a Comparable Supplier Customer that is a provider of wireless telecommunications services where such carriers have [****] consumer wireless subscribers operating on the wireless network owned by such carrier.

Supplier shall conduct a review within the [****] of each [****], and [****] thereafter, of pricing for the Software and Solution provided by Supplier under this SOW No. 1 as compared to the pricing provided to Comparable Supplier Customers taking as a whole and into account all terms directly impacting the costs of providing products and services.

In the event that Supplier identifies that a Comparable Supplier Customer has pricing that is more favorable than that provided to Verizon hereunder, Supplier shall notify Verizon of the foregoing and those terms and conditions of the Agreement and SOW No. 1 that would need to be modified such that the terms of providing products and services would be materially the same as those provided to the Comparable Supplier Customer. If Verizon elects in writing to have the benefit of such pricing, the Parties agree to [****]renegotiate [****]the terms of this SOW No. 1 and the Agreement so that (a) the aggregate consideration paid by Verizon to Supplier hereunder shall not be less favorable than the aggregate consideration paid under the applicable agreement(s) between Supplier and the Comparable Supplier Customer and (b) the terms and conditions pertaining to the provision of the products and services to Verizon are amended such that they are materially the same as those provided to the Comparable Supplier Customer to the extent that Verizon desires the benefit of pricing favorability associated with such terms.

Each [****], Supplier shall have an officer of the company certify in writing that such review was conducted and that Supplier is in compliance with the terms of this Section. Notwithstanding anything to the contrary, no [****] or [****] shall have any retroactive effect prior to the date the Parties agree on revised terms and nothing herein shall require Supplier to disclose to Verizon the confidential information of a third party.”

E.Effective as of the CR#19 Effective Date, Section 4 (Fees and Charges) of SOW No. 1, as amended, is amended to add a new subsection 4.6.3 to Section 4 as set forth below.

“4.6.3 Supplier Investment Commitment

Commencing on [****] and continuing through the [****], provided that Verizon is not in breach of the Agreement, Supplier commits to maintaining, on average (which shall be evaluated [****]), not less that the following Supplier investment (set forth in Table 4.10 below) in the planning, developing, enhancing and testing of the Supplier Software ([****]) (collectively the “[****]Development Investment”). Such [****] Development Investment may include (a) New Versions (as defined in Section 4.5 of SOW No. 1) for maintaining and improving the existing functionality of the Supplier Software and (b) Updating and enhancing the Supplier Software through the addition of new features, functionality, improved performance or efficiency and hosting options and (c) assessing and adding features and capabilities to increase the market appeal of the Software and reduce user churn.

Table 4.10

Investment type included in measurement	Investment Thresholds (in dollars over the period)
Software engineering design, development and testing to include:
•Development or addition of features and functionality and improved usability.
•Performance and configurability, including hosting infrastructure performance and support options.
•UI/UX and use cases, use case flows, Updates, improved onboarding and authentication.
•Analytics and reporting.
•Reduction of technical debt (as commonly understood in the industry).
•Hardening of platform reliability and security.
•Industry market-needs assessment and analysis.
•Case studies and marketing materials for adoption and use.
•Software and service feature and functionality licensing or acquisition (for inclusion in the [****] Offering) or access to third party partnership opportunities.
•Talent retention and recruiting.
“Annual Investment Threshold”: No less than [****]) in R&D and related expenses for such elements prior to Software capitalization expense for the period per calendar year.

Within [****] of the conclusion of each [****], Supplier shall confirm in writing that it is in compliance with the Annual Investment Threshold requirement for such [****]. In the event that Supplier is not in compliance with the Annual Investment Threshold for a given [****], it shall have [****]to demonstrate that such investment requirement is met. In the event that Supplier is not in compliance with the Annual Investment Threshold and Supplier has not resolved the non-compliance within the above cure period, Verizon, as its sole remedy for failing to meet such requirement and notwithstanding anything to the contrary in Section 4.6.1 of SOW, shall be permitted to terminate SOW No. 1 upon [****]prior written notice to Supplier without further liability (including without limitation any obligation to meet the [****], provided that should Verizon elect [****]Services under Section 17.6 of the Agreement, other than in connection with a Release Condition for which Verizon pays a [****], the [****]shall be applicable during the [****]), other than fees for Services consumed through the date of termination. For the avoidance of doubt, nothing herein is intended to limit other remedies for other breaches of the Agreement or limit Verizon’s rights in the event of an occurrence of a Release Condition, as defined in Section 16 (Escrow) of the Agreement.”

F.Effective as of the CR#19 Effective Date, Section 4 (Fees and Charges) of SOW No. 1, as amended, is amended to add a new subsection 4.6.4 to Section 4 as set forth below.

“4.6.4 Staffing Levels

Upon the [****], Supplier may [****]staffing levels only in the event that there is a [****] paid by Verizon to Supplier; provided; however, that such [****] shall 1) be commensurate to [****], and 2) not materially adversely affect the quality of Services as measured by [****]. Supplier shall provide [****] reports to Verizon at [****] business reviews detailing [****] engaged in [****] aggregate.”

G.    The first bullet under Section 6.1 (Severity 1) of Exhibit C to SOW 1 (“nSLA”), shown below as the “existing bullet point”, is deleted (along with the “**” pertaining to such bullet) and replaced with the “replacement bullet point” shown below:

Existing bullet point

“Content generated by Verizon Subscribers interaction with [****] Solution is corrupted and is not recoverable, impacting the lesser of (a) [****] of Monthly Active Subscribers attempting to access the [****] Solution during such timeframe are impacted by the event across Instances), or (b) [****] Subscribers attempting to access the Solution during such timeframe**”

Replacement bullet point

“Content generated by Verizon Subscribers interaction with [****] Solution is corrupted or lost and is not recoverable, impacting greater than [****] Active Subscribers (a “Content Loss Event”).”

H.    The second paragraph of Section 7.3 (Maximum Monthly Credit) of Exhibit C to SOW 1 (“nSLA”) is deleted in its entirety and replaced with the following paragraph:

“Without limiting any rights or remedies of Verizon under the Agreement, (a) the occurrence of any of the [****]listed in the first three bullets below during any [****]during the Term or (b) any occurrence of the Catastrophic Content Loss Event (bullet four below) during the Term shall entitle Verizon to terminate the impacted Services without [****] charge (provided each occurrence results from breach by Suppler of its obligations and are within Supplier’s Span of Control). Such occurrences shall also constitute a Release Condition as defined in Section 16 of the Agreement.

•    Transaction Service Level requirements more than [****] each of the target thresholds specified within Exhibit D to SOW No.1 – Usage Parameters for Content Hub Software and Hosting Services.
•    Service Level Availability of less [****].
•    The Restore Time requirement for [****] Severity Level 1 or Severity Level 2 tickets was not attained for [****].
•    A “Catastrophic Content Loss Event” where, (a) as a result of [****]from the same root cause, Content generated by Verizon Subscribers interaction with [****] is corrupted or lost and is not recoverable, impacting greater than [****] or (b) there have been [****] Content Loss Events (as defined in Section 6.1 above) (i) during any [****]period, between [****] through [****], or (ii) if less than [****]have elapsed from [****], during the period [****]and the date of the [****].”

I.Section 6.1.2 (Qualifying Deliverables) of Exhibit F to SOW No. 1 is deleted in its entirety and replaced with the following paragraph:

“6.1.2     In the event that Verizon submits a request for a professional services project [****], Supplier shall provide [****] estimate [****], broken down [****]. The price for [****] (as specified in the agreed upon QD Requirements and project plan) will be agreed in writing in advance with Verizon and reflected in a Final Quote accepted by Verizon.

Changes to the [****] plan shall be mutually agreed upon by the Parties. No deliverable will be considered a [****] without the requisite [****] documents and [****] plan being complete and mutually accepted prior to start by Supplier of development or delivery.”

J.    Capitalized terms used in this CR #19 shall have the meanings set forth in the Agreement or applicable SOW to such Agreement.

The Parties hereto have caused this CR #19 to be executed by their duly authorized officers or representatives as of the date of the last signing Party hereto (“CR #19 Effective Date”). Except and only to the extent specifically modified under this CR #19, all of the terms and conditions of SOW No. 1 shall remain in full force and effect.

VERIZON SOURCING LLC        SYNCHRONOSS TECHNOLOGIES, INC.
By:{{$sig2 }}     By:{{$sig1 }}
Name: {{_es_:signer2:fullname }}        Name: {{_es_:signer1:fullname }}
Title:{{*_es_:signer2:title }}        Title:{{*_es_:signer1:title }}
Date: {{_es_:signer2:date }}      Date: {{_es_:signer1:date }}
{{#sig2=*_es_:signer2:signature}}
{{#sig1=*_es_:signer1:signature}}

Sourcing Contract Owner: Angela Reed